Voya Partners, Inc. (“Registrant”)

VY® JPMorgan Mid Cap Value Portfolio

(“Portfolio”)

Supplement dated September 1, 2016

to the Portfolio’s Adviser Class, Initial Class, Service Class and

Service 2 Class shares Prospectus (“Prospectus”)

dated May 1, 2016

The Portfolio’s Board of Directors approved re-opening the Portfolio to all investors effective September 1, 2016. The Portfolio’s Prospectus is hereby revised as follows:

1.	The last paragraph in the section entitled “Principal Investment Strategies” of the summary section of the Portfolio’s Prospectus is hereby deleted in its entirety.

2.	The sub-section entitled “VY® JPMorgan Mid Cap Value Portfolio Closure” in the section entitled “How to Buy and Sell Shares” is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE